Security Information








Security Purchased


CUSIP
75281AAJ8


Issuer
RANGE RESOURCES CORP


Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO Capital
Markets, Calyon, Capital One, Citigroup, Comerica
Securities, Credit Suisse, DBSI, Fortis Securities,
Keybanc Capital Markets, Natixis Bleichroeder,
RBC Capital Markets, Scotia Capital, Societe
Generale, SunTrust Robinson Humphrey,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
RRC 7.25% 5/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB


Current yield
7.25%


Benchmark vs Spread (basis points)
351 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
15,000
 $                     15,000
0.01%



DWS Balanced VIP
DWS
10,000
 $                     10,000
0.00%



DWS High Income Fund
DWS
570,000
 $                   570,000
0.23%



DWS High Income Plus Fund
DWS
115,000
 $                   115,000
0.05%



DWS High Income Trust
DWS
70,000
 $                     70,000
0.03%



DWS High Income VIP
DWS
75,000
 $                     75,000
0.03%



DWS Lifecycle Long Range Fund
DWS
10,000
 $                     10,000
0.00%



DWS Multi Market Income Trust
DWS
45,000
 $                     45,000
0.02%



DWS Short Duration Plus Fund
DWS
25,000
 $                     25,000
0.01%



DWS Strategic Income Fund
DWS
45,000
 $                     45,000
0.02%



DWS Strategic Income Trust
DWS
10,000
 $                     10,000
0.00%



DWS Strategic Income VIP
DWS
10,000
 $                     10,000
0.00%



Total

1,000,000
 $
1,000,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
20030NAX9


Issuer
COMCAST CORP


Underwriters
Citigroup, DBSI, Merrill Lynch, UBS, BoA,
Barclays, BNP, Bank of NY, Daiwa Securities,
Goldman Sachs, JP Morgan, Lehman Brothers,
Lloyds TSB Bank, Mitsubishi UFJ, Mizuho
Securities, Morgan Stanley, Piper Jaffray, Royal
Bank of Scotland, SunTrust Robinson Humphrey,
Wachovia, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital Markets,
MR Beal & Co, Muriel Siebert, Samuel A
Ramirez, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.79



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+


Current yield
6.41%


Benchmark vs Spread (basis points)
185 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
3,750,000
 $                 3,741,975
0.38%



DWS Balanced VIP
DWS
1,250,000
 $                 1,247,325
0.13%



DWS Bond VIP
DWS
270,000
 $                   269,422
0.03%



DWS Core Fixed Income Fund
DWS
2,555,000
 $                 2,549,532
0.26%



DWS Core Fixed Income VIP
DWS
210,000
 $                   209,551
0.02%



DWS Core Plus Income Fund
DWS
655,000
 $                   653,598
0.07%



DWS Lifecycle Long Range Fund
DWS
205,000
 $                   204,561
0.02%



DWS Strategic Income Fund
DWS
2,000,000
 $                 1,995,720
0.20%



DWS Strategic Income VIP
DWS
500,000
 $                   498,930
0.05%



Total

11,395,000
 $               11,370,615
1.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
00206RAN2


Issuer
AT&T INC


Underwriters
BoA, DBSI, Morgan Stanley, UBS, Barclays,
Blaylock Robert Van, Cabrera Capital Markets,
Citigroup, Muriel Siebert, RBS Greenwich Capital,
Utendahl Capital Partners


Years of continuous operation, including predecessors
> 3 years


Security
T 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/8/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.62



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
A2/A


Current yield
6.43%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
3,750,000
 $                 3,735,600
0.30%



DWS Balanced VIP
DWS
1,250,000
 $                 1,245,200
0.10%



Total

5,000,000
 $                 4,980,800
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
828807BZ9


Issuer
SIMON PROPERTY GROUP LP


Underwriters
BoA, Citigroup, DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.125 5/30/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2008


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
99.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/A-


Current yield
6.13%


Benchmark vs Spread (basis points)
235 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fixed
DWS
2,600,000
 $                 2,597,036
0.33%



DWS Balanced VIP
DWS
850,000
 $                   849,031
0.11%



DWS Strategic Income Fund
DWS
2,400,000
 $                 2,397,264
0.30%



DWS Strategic Income VIP
DWS
600,000
 $                   599,316
0.08%



Total

6,450,000
 $                 6,442,647
0.81%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
28336LBR9


Issuer
EL PASO NATURAL GAS


Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA, Credit
Suisse, RBS Greenwich Capital, Scotial Capital,
Societe Generale, UniCredit SpS


Years of continuous operation, including predecessors
> 3 years


Security
EP 7.25% 6/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/22/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.80%


Rating
Ba3/BB-


Current yield
7.25%


Benchmark vs Spread (basis points)
333 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
125,000
 $                   125,000
0.02%



DWS Balanced VIP
DWS
40,000
 $                     40,000
0.01%



DWS High Income Fund
DWS
4,675,000
 $                 4,675,000
0.78%



DWS High Income Plus Fund
DWS
925,000
 $                   925,000
0.15%



DWS High Income Trust
DWS
570,000
 $                   570,000
0.10%



DWS High Income VIP
DWS
630,000
 $                   630,000
0.11%



DWS Lifecycle Long Range Fund
DWS
55,000
 $                     55,000
0.01%



DWS Multi Market Income Trust
DWS
365,000
 $                   365,000
0.06%



DWS Short Duration Plus Fund
DWS
85,000
 $                     85,000
0.01%



DWS Strategic Income Fund
DWS
340,000
 $                   340,000
0.06%



DWS Strategic Income Trust
DWS
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
DWS
90,000
 $                     90,000
0.02%



Total

8,000,000
 $                 8,000,000
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
ES0127797019


Issuer
EDP RENOVAVEIS SA


Underwriters
Banco Comercial Portugues SA, Banco Espirito
Santo, Caixa Banco de Investimento SA, Citigroup,
Morgan Stanley, UBS, DBSI, JP Morgan, Merrill
Lynch, Santander Central Hispano, Societe
Generale


Years of continuous operation, including predecessors
> 3 years


Ticker
EDPR PL


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/2/2008


Total dollar amount of offering sold to QIBs
 $          2,436,896,438


Total dollar amount of any concurrent public offering
 $                 -


Total
 $         2,436,896,438


Public offering price
 $         12.43


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $          0.12


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
19,306
 $                   240,005
0.01%



DWS Balanced VIP
DWS
5,874
 $                     73,023
0.00%



DWS Europe Equity Fund
DWS
57,900
 $                   719,790
0.03%



DWS International Fund
DWS
541,772
 $                 6,735,097
0.28%



DWS International Select Equity Fund
DWS
93,000
 $                 1,156,139
0.05%



DWS International Select Equity VIP
DWS
80,856
 $                 1,005,170
0.04%



DWS International VIP
DWS
155,162
 $                 1,928,913
0.08%



Total

953,870
 $               11,858,137
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
87612BAA0


Issuer
TARGA RESOURCES PARTNERS


Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas, Lehman
Brothers, Merrill Lynch, Piper Jaffray, RBC
Dominion Securities, RBS Greenwich Capital,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
NGLS 8.25% 7/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
8.25%


Benchmark vs Spread (basis points)
418 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
45,000
 $                     45,000
0.02%



DWS Balanced VIP
DWS
15,000
 $                     15,000
0.01%



DWS High Income Fund
DWS
1,735,000
 $                 1,735,000
0.69%



DWS High Income Plus Fund
DWS
345,000
 $                   345,000
0.14%



DWS High Income Trust
DWS
215,000
 $                   215,000
0.09%



DWS High Income VIP
DWS
235,000
 $                   235,000
0.09%



DWS Lifecycle Long Range Fund
DWS
20,000
 $                     20,000
0.01%



DWS Multi Market Income Trust
DWS
145,000
 $                   145,000
0.06%



DWS Short Duration Plus Fund
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income Fund
DWS
130,000
 $                   130,000
0.05%



DWS Strategic Income Trust
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income VIP
DWS
35,000
 $                     35,000
0.01%



Total

3,000,000
 $                 3,000,000
1.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
478160AT1


Issuer
JOHNSON & JOHNSON


Underwriters
Goldman Sachs, JP Morgan, Citigroup, DBSI,
BoA, Morgan Stanley, Williams Capital Group,
BNP Paribas, Greenwich Capital Markets, HSBC,
Mitsubishi UFJ Securities


Years of continuous operation, including predecessors
> 3 years


Security
JNJ 5.85% 7/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/18/2008


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.95


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aaa/AAA


Current yield
5.85%


Benchmark vs Spread (basis points)
113 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   999,520
0.14%



DWS Balanced VIP
DWS
3,000,000
 $                 2,998,560
0.43%



Total

4,000,000
 $                 3,998,080
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
226566AH0


Issuer
CRICKET COMMUNICATIONS INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 10% 7/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2008


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
615 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
155,000
 $                   155,000
0.05%



DWS Balanced VIP
DWS
50,000
 $                     50,000
0.02%



DWS High Income Fund
DWS
5,880,000
 $                 5,880,000
1.96%



DWS High Income Plus Fund
DWS
1,180,000
 $                 1,180,000
0.39%



DWS High Income Trust
DWS
730,000
 $                   730,000
0.24%



DWS High Income VIP
DWS
780,000
 $                   780,000
0.26%



DWS Lifecycle Long Range Fund
DWS
70,000
 $                     70,000
0.02%



DWS Multi Market Income Trust
DWS
495,000
 $                   495,000
0.17%



DWS Strategic Income Fund
DWS
430,000
 $                   430,000
0.14%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.04%



DWS Strategic Income VIP
DWS
100,000
 $                   100,000
0.03%



Total

10,000,000
 $               10,000,000
3.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
263534BT5


Issuer
El Du Pont de Nemours


Underwriters
BoA,Credit Suisse, Goldman Sachs, JP Morgan,
Morgan Stanley, RBS Greenwich Capital, Bank of
Tokyo Mitsubishi Limited, Bank of China, Bank of
Nova Scotia, UBS, Citigroup, DBSI, HSBC, ING
Bank NV, Mizuho Securities, Santander Central
Hispano/US, Standard Chartered Bank, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
DD 6% 07/15/18


Is the affiliate a manager or co-manager of offering?
Co-manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A


Current yield
6.00%


Benchmark vs Spread (basis points)
185bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
7,000,000
 $                 7,000,000
0.35%



DWS Balanced VIP
DWS
3,000,000
 $                 3,000,000
0.15%



Total

10,000,000
 $               10,000,000
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
191219BT0


Issuer
COCA-COLA ENTERPRISES


Underwriters
BoA, Citigroup, Credit Suisse, DBSI, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CCE 7.325% 3/3/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/29/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.90


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A3/A


Current yield
7.38%


Benchmark vs Spread (basis points)
468 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
4,000,000.00
 $                 3,995,880
0.40%



DWS Balanced VIP
DWS
1,000,000.00
 $                   998,970
0.10%



Total

5,000,000
 $                 4,994,850
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.